Exhibit 4.3

NUMBER NTK ___	COMMON STOCK
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SHARES ______
PAR VALUE $0.01
THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA	SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 656559 30 9
NORTEK, INC.
THIS CERTIFIES THAT    [SPECIMEN]
is the owner of
FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF NORTEK, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:		COUNTERSIGNED AND REGISTERED
MELLON INVESTOR SERVICES LLC
Chief Executive Officer And President
TRANSFER AGENT AND REGISTRAR
Vice President And Secretary	BY
AUTHORIZED SIGNATURE

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common	UNIF GIFT MIN ACT —		Custodian
			(Cust)		(Minor)
TEN ENT —	as tenants by the entireties
under Uniform Gifts to Minors Act
JT TEN —	as joint tenants with right of survivorship and not as tenants in common			(State)
Additional abbreviations may also be used though not in the above list.
     For value received,                                          hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                                                                Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.